ROOSEVELT ANTI-TERROR MULTI-CAP FUND

(formerly known as Abacus Bull Moose Growth Fund)

Supplement to the Prospectus and Statement of Additional Information

each dated March 31, 2006

Notification of Name Change:

Effective immediately, the Abacus Bull Moose Growth Fund has changed its name to the Roosevelt Anti-Terror Multi-Cap Fund (the “Fund”).

The Fund will continue to follow its “anti-terror” investment policy, as described below. This disclosure replaces the last two paragraphs under “Principal Strategies” on page 1 of the Fund’s Prospectus:

The Fund will not invest in companies that have ongoing business relationships with countries that sponsor terrorism. The adviser has engaged an independent third party to provide initial certifications and ongoing monitoring of companies in the Fund’s portfolio in an attempt to ensure that no company owned by the Fund is subject to “global security risk.” Global security risk is the risk to a company’s share value or reputation stemming from: 1) the company’s ties to current U.S. State Department-designated states that sponsor terrorism (currently Iran, North Korea, Syria and Sudan); or 2) a company’s ties to proliferation-related concerns regarding weapons of mass destruction and ballistic missiles; each as determined according to screening guidelines established by the third party. If the Fund owns stock of a company and the independent third party later determines, according to its screening guidelines, that the company has become subject to global security risk, the adviser will sell its shares of the non-conforming company’s stock within approximately five business days after receiving notice from the third party. The Fund also may sell a security if: (1) the security reaches the adviser’s valuation target, (2) the adviser believes the company’s fundamentals have changed, or (3) the company is not performing as expected.

This Supplement, and the Fund’s Prospectus dated March 31, 2006, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information about the Fund is included in the Fund’s Statement of Additional Information dated March 31, 2006, as supplemented, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. These documents are available upon request and without charge by calling the Shareholder Services at (877) 322-0576.

This Supplement is dated November 27, 2006

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